UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

    Name of Fund:  BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund

BlackRock Advantage Large Cap Value Fund

BlackRock Advantage Large Cap Value Retirement Fund

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

Master Advantage Large Cap Value Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series

            Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

▶   BlackRock Advantage Large Cap Core Fund

▶   BlackRock Advantage Large Cap Value Fund

▶   BlackRock Advantage Large Cap Value Retirement Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:
1. Access the BlackRock website at blackrock.com
2. Select “Access Your Account”
3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Core Fund to BlackRock Advantage Large Cap Core Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of Master Large Cap Core Portfolio to Master Advantage Large Cap Core Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund, through its investment in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

From September 30, 2016 through June 12, 2017, the information technology (“IT”) and financials sectors were the largest contributors to performance. Semiconductors led within IT, while banks drove gains in financials. Additional contributions came from stock selection in consumer discretionary, where strength was notable in hotels, restaurants & leisure and media. Selective exposure to energy, including an underweight to equipment & service, benefited performance as well.

•

During the third quarter of 2017, stock selection insights that capture sentiment and trends from market participants performed well amid a backdrop of momentum driving markets higher. Text-based analyses of company executive conference calls and sell-side analyst reports were broadly additive. Capturing sentiment across asset classes also proved beneficial, most notably within the bond market. Elsewhere, quality-based themes contributed, driven by an insight that evaluates stocks based on key corporate events like initial public offerings, CEO changes and revisions to forward guidance.

•	Health care was the primary detractor from relative performance for the period of September 30, 2016 through June 12, 2017. Weakness in the sector was most notable in the biotechnology and pharmaceutical industries. Food & staples retailing holdings within consumer staples also constrained return.

•

Underperformance in the third quarter of 2017 came primarily from stock-specific events. Underweights to AbbVie Inc. and Apple Inc. detracted as both stocks performed well during the quarter. AbbVie outperformed after a patent protection victory for blockbuster drug Humira, while Apple’s stock rose in anticipation of its September product announcement.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Core Fund and implemented changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (“SAE”) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

•

The Fund remained largely sector neutral relative to the Russell 1000® Index. At the end of the reporting period, the Fund had slight overweight positions versus the Russell 1000® Index in utilities and industrials and slight underweight positions in information technology and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

BlackRock Advantage Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.40%	23.78%	N/A	13.94%	N/A	6.02%	N/A
Service.	8.27	23.26	N/A	13.49	N/A	5.69	N/A
Investor A	8.20	23.38	16.90%	13.64	12.42%	5.76	5.19%
Investor B	7.76	22.33	17.83	12.68	12.43	5.07	5.07
Investor C	7.82	22.42	21.42	12.70	12.70	4.85	4.85
Class R.	8.12	23.06	N/A	13.30	N/A	5.37	N/A
Russell 1000® Index	7.68	18.54	N/A	14.27	N/A	7.55	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,084.00	$3.29	$1,000.00	$1,021.91	$3.19	0.63%
Service	$1,000.00	$1,082.70	$4.45	$1,000.00	$1,020.80	$4.31	0.85%
Investor A	$1,000.00	$1,082.00	$4.61	$1,000.00	$1,020.64	$4.47	0.88%
Investor B	$1,000.00	$1,078.20	$9.63	$1,000.00	$1,015.80	$9.34	1.85%
Investor C	$1,000.00	$1,078.20	$8.96	$1,000.00	$1,016.45	$8.69	1.72%
Class R	$1,000.00	$1,081.20	$6.05	$1,000.00	$1,019.25	$5.87	1.16%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense table reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	5

Fund Summary as of September 30, 2017	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Value Fund to BlackRock Advantage Large Cap Value Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of Master Large Cap Value Portfolio to Master Advantage Large Cap Value Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

From September 30, 2016 through June 12, 2017, the information technology (“IT”), energy and financials sectors were the largest contributors to performance. Semiconductors led within IT, while banks drove gains in financials. In energy, selective exposure, including an underweight to equipment & services, benefited performance. Additional contributions came from stock selection in consumer discretionary, where strength was notable in hotels, restaurants & leisure and media.

•

During the third quarter of 2017, stock selection insights that capture sentiment and trends from market participants performed well amid a backdrop of momentum driving markets higher. Text-based analyses of company executive conference calls and sell-side analyst reports were broadly additive. Capturing sentiment across asset classes also proved beneficial, most notably within the bond market. Elsewhere, quality-based themes contributed, driven by an insight that evaluates stocks based on key corporate events like initial public offerings, CEO changes and revisions to forward guidance.

•	Health care was the primary detractor from the Fund’s relative performance for the period of September 30, 2016 through June 12, 2017.
Weakness in the sector was most notable in the pharmaceutical and biotechnology industries. Stock selection within utilities was also a drag, albeit to a lesser degree.

•

Year-to-date 2017 market themes continued into the third quarter, as investors chased momentum plays higher. Investors during this market environment favored growth assets, providing a challenge for some traditional fundamental signals. Unsurprisingly, evaluating company quality by measuring consistency of profitability struggled. Within a similar lens, a value-based insight that compares relative valuation across top-line sales detracted.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Value Fund and implemented changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (“SAE”) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

•

The Fund remained largely sector neutral relative to the Russell 1000® Value Index. At the end of the reporting period, the Fund had slight overweight positions in industrials and consumer discretionary and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

BlackRock Advantage Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.83%	21.79%	N/A	13.74%	N/A	5.04%	N/A
Service	6.72	21.48	N/A	13.40	N/A	4.78	N/A
Investor A	6.69	21.49	15.11%	13.42	12.20%	4.74	4.18%
Investor B	6.20	20.26	15.76	12.42	12.16	4.03	4.03
Investor C	6.28	20.59	19.59	12.54	12.54	3.90	3.90
Class R	6.54	21.15	N/A	13.10	N/A	4.43	N/A
Russell 1000® Value Index	4.50	15.12	N/A	13.20	N/A	5.92	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2017	Ending Account Value September 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2017	Ending Account Value September 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,068.30	$3.51	$1,000.00	$1,021.67	$3.43	0.68%
Service	$1,000.00	$1,067.20	$4.90	$1,000.00	$1,020.33	$4.79	0.95%
Investor A	$1,000.00	$1,066.90	$4.83	$1,000.00	$1,020.39	$4.73	0.93%
Investor B	$1,000.00	$1,062.00	$9.87	$1,000.00	$1,015.50	$9.64	1.91%
Investor C	$1,000.00	$1,062.80	$8.92	$1,000.00	$1,016.42	$8.72	1.72%
Class R	$1,000.00	$1,065.40	$6.27	$1,000.00	$1,019.00	$6.13	1.21%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	7

Fund Summary as of September 30, 2017	BlackRock Advantage Large Cap Value Retirement Fund

Investment Objective

BlackRock Advantage Large Cap Value Retirement Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On March 23, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Value Retirement Portfolio to BlackRock Advantage Large Cap Value Retirement Fund. The Board also approved certain changes to the Fund’s investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”). The Fund and Master Portfolio currently have the same investment strategies. On March 23, 2017, the Board of the Master Portfolio approved a proposal to change the name of Master Large Cap Value Portfolio to Master Advantage Large Cap Value Portfolio and approved the same changes to the Master Portfolio’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, the Fund, through its investment in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

From September 30, 2016 through June 12, 2017, the information technology (“IT”), energy and financials sectors were the largest contributors to performance. Semiconductors led within IT, while banks drove gains in financials. In energy, selective exposure, including an underweight to equipment & services, benefited performance. Additional contributions came from stock selection in consumer discretionary, where strength was notable in hotels, restaurants & leisure and media.

•

During the third quarter of 2017, stock selection insights that capture sentiment and trends from market participants performed well amid a backdrop of momentum driving markets higher. Text-based analyses of company executive conference calls and sell-side analyst reports were broadly additive. Capturing sentiment across asset classes also proved beneficial, most notably within the bond market. Elsewhere, quality-based themes contributed, driven by an insight that evaluates stocks based on key corporate events like initial public offerings, CEO changes and revisions to forward guidance.

•	Health care was the primary detractor from the Fund’s relative performance for the period of September 30, 2016 through June 12, 2017.
Weakness in the sector was most notable in the pharmaceutical and biotechnology industries. Stock selection within utilities was also a drag, albeit to a lesser degree.

•

Year-to-date 2017 market themes continued into the third quarter, as investors chased momentum plays higher. Investors during this market environment favored growth assets, providing a challenge for some traditional fundamental signals. Unsurprisingly, evaluating company quality by measuring consistency of profitability struggled. Within a similar lens, a value-based insight that compares relative valuation across top-line sales detracted.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Value Retirement Fund and implemented changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (“SAE”) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

•

The Fund remained largely sector neutral relative to the Russell 1000® Value Index. At the end of the reporting period, the Fund had slight overweight positions in industrials and consumer discretionary and slight underweight positions in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

BlackRock Advantage Large Cap Value Retirement Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio, a series of the Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Retirement Portfolio.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[2,5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Institutional	6.90%	21.99%	13.96%	5.83%
Russell 1000® Value Index	4.50	15.12	13.20	6.89

[5]	See “About Fund Performance” on page 10 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2017	Ending Account Value September 31, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,069.00	$3.06	$1,000.00	$1,022.11	$2.99	0.59%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	9

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer- sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), each Fund’s Administrator, has contractually agreed, with respect to BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Retirement Fund, and has voluntarily, agreed, with respect to BlackRock Advantage Large Cap Value Fund, to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. For BlackRock Advantage Large Cap Value Fund, the Administrator is under no obligation to continue waiving and/or reimbursing its fees and for BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Retirement Fund, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous page (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples on the previous pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (the “Portfolios”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

September 30, 2017	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund

Assets
Investments at value — from the applicable Portfolio[1]	$1,648,472,738	$665,064,306	$200,204,732
Receivables:
Capital shares sold	532,085	579,846	136,721
From the Administrator	885,214	314,661	98,205
Withdrawals from the Portfolio	1,116,093	667,711	—
Prepaid expenses	21,602	22,972	12,832

Total assets	1,651,027,732	666,649,496	200,452,490

Liabilities
Payables:
Capital shares redeemed	1,648,178	1,247,557	47,066
Contributions to the Portfolio	—	—	89,655
Officer’s fees	671	363	35
Other accrued expenses	3,572	3,457	656
Other affiliates	97,196	39,046	397
Printing fees	184,146	66,740	11,440
Professional fees	72,246	62,539	51,530
Service and distribution fees	372,185	174,080	—
Transfer agent fees	736,095	240,317	44,849

Total liabilities	3,114,289	1,834,099	245,628

Net Assets	$1,647,913,443	$664,815,397	$200,206,862

Net Assets Consist of
Paid-in capital	$1,005,214,687	$607,876,839	$143,585,062
Undistributed net investment income	9,848,816	5,447,086	2,225,204
Accumulated net realized gain (loss) allocated from the Portfolio	422,159,384	(16,253,450)	54,861,471
Net unrealized appreciation (depreciation) allocated from the Portfolio	210,690,556	67,744,922	(464,875)

Net Assets	$1,647,913,443	$664,815,397	$200,206,862

[1] Investments at cost	$1,437,782,182	$597,319,384	$200,669,607

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	11

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

September 30, 2017	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund

Net Asset Value
Institutional
Net assets	$514,830,086	$166,969,662	$200,206,862

Shares outstanding, $0.10 par value[2]	24,040,342	5,895,239	8,978,522

Net asset value	$21.42	$28.32	$22.30

Service
Net assets	$288,979	$13,312,541	—

Shares outstanding, $0.10 par value[3]	13,536	473,671	—

Net asset value	$21.35	$28.11	—

Investor A
Net assets	$905,825,596	$346,128,457	—

Shares outstanding, $0.10 par value[4]	43,463,785	12,468,689	—

Net asset value	$20.84	$27.76	—

Investor B
Net assets	$107,530	$672,331	—

Shares outstanding, $0.10 par value[5]	5,691	25,978	—

Net asset value	$18.89	$25.88	—

Investor C
Net assets	$190,415,777	$104,248,230	—

Shares outstanding, $0.10 par value[6]	10,232,550	4,055,469	—

Net asset value	$18.61	$25.71	—

Class R
Net assets	$36,445,475	$33,484,176	—

Shares outstanding, $0.10 par value[7]	1,836,463	1,254,117	—

Net asset value	$19.85	$26.70	—

[2] Shares Authorized — Institutional	400 million	400 million	200 million
[3] Shares Authorized — Service	50 million	50 million	—
[4] Shares Authorized — Investor A	300 million	400 million	—
[5] Shares Authorized — Investor B	200 million	200 million	—
[6] Shares Authorized — Investor C	400 million	400 million	—
[7] Shares Authorized — Class R	200 million	200 million	—

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Year Ended September 30, 2017	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Retirement Fund

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$29,409,941	$14,117,770	$3,997,433
Dividends — affiliated	174,597	96,490	27,542
Securities lending income — affiliated — net	52,153	27,693	8,069
Foreign taxes withheld	(251,592)	(122,053)	(34,287)
Expenses	(7,906,181)	(3,535,302)	(999,045)
Fees waived	23,366	11,894	3,361

Total investment income	21,502,284	10,596,492	3,003,073

Fund Expenses
Service and distribution — class specific	5,051,620	2,419,510	—
Administration	4,041,173	1,651,977	—
Transfer agent — class specific	2,821,594	941,216	164,801
Registration	96,857	85,201	22,330
Printing	68,163	39,235	17,788
Professional	103,972	91,069	86,034
Miscellaneous	138,618	56,053	7,252

Total expenses	12,321,997	5,284,261	298,205
Less:
Fees waived and/or reimbursed by the Administrator	(1,383,048)	(834,403)	(71,663)
Transfer agent fees waived and/or reimbursed — class specific	(1,298,626)	(266,640)	(58,184)

Total expenses after fees waived and/or reimbursed	9,640,323	4,183,218	168,358

Net investment income	11,861,961	6,413,274	2,834,715

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from capital gain distributions received from affiliated investment companies, futures contracts, investments and litigation proceeds	456,115,715	201,031,877	45,398,969
Net change in unrealized appreciation (depreciation) on investments	(129,447,222)	(80,496,690)	(11,799,545)

Total realized and unrealized gain	326,668,493	120,535,187	33,599,424

Net Increase in Net Assets Resulting from Operations	$338,530,454	$126,948,461	$36,434,139

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	13

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Advantage Large Cap Core Fund		BlackRock Advantage Large Cap Value Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$11,861,961	$7,986,642	$6,413,274	$5,032,836
Net realized gain	456,115,715	76,648,915	201,031,877	47,187,364
Net change in unrealized appreciation (depreciation)	(129,447,222)	60,960,840	(80,496,690)	7,257,024

Net increase in net assets resulting from operations	338,530,454	145,596,397	126,948,461	59,477,224

Distributions to Shareholders[1]
From net investment income:
Institutional	(4,572,481)	(3,012,948)	(2,073,227)	(1,756,581)
Service	—	(3,553)	(136,813)	(85,689)
Investor A	(5,293,967)	(2,854,302)	(3,199,537)	(2,234,771)
Investor C	—	—	(305,472)	(55,930)
Class R	(133,604)	(36,755)	(285,014)	(161,972)
From net realized gain:
Institutional	(26,543,495)	(11,403,532)	—	—
Service	(14,778)	(27,834)	—	—
Investor A	(45,147,678)	(19,217,800)	—	—
Investor B	(134,595)	(152,904)	—	—
Investor C	(21,200,135)	(9,895,680)	—	—
Class R	(2,266,400)	(998,533)	—	—

Decrease in net assets resulting from distributions to shareholders	(105,307,133)	(47,603,841)	(6,000,063)	(4,294,943)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(149,342,224)	(142,644,212)	(90,764,661)	(101,507,901)

Net Assets
Total increase (decrease) in net assets	83,881,097	(44,651,656)	30,183,737	(46,325,620)
Beginning of year	1,564,032,346	1,608,684,002	634,631,660	680,957,280

End of year	$1,647,913,443	$1,564,032,346	$664,815,397	$634,631,660

Undistributed net investment income, end of period	$9,848,816	$7,986,907	$5,447,086	$5,033,875

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Advantage Large Cap Value Retirement Fund
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$2,834,715	$2,283,453
Net realized gain	45,398,969	6,663,719
Net change in unrealized appreciation (depreciation)	(11,799,545)	7,448,185

Net increase in net assets resulting from operations	36,434,139	16,395,357

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,400,010)	(2,100,002)
From net realized gains:
Institutional	(6,391,391)	(8,933,243)

Decrease in net assets resulting from distributions to shareholders	(8,791,401)	(11,033,245)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,941,850	5,937,578

Net Assets
Total increase in net assets	33,584,588	11,299,690
Beginning of year	166,622,274	155,322,584

End of year	$200,206,862	$166,622,274

Undistributed net investment income, end of period	$2,225,204	$1,790,499

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	15

Financial Highlights	BlackRock Advantage Large Cap Core Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.51	$17.36	$17.68	$14.85	$12.64

Net investment income[1]	0.21	0.16	0.13	0.12	0.12
Net realized and unrealized gain (loss)	4.01	1.55	(0.35)	2.71	2.36

Net increase (decrease) from investment operations	4.22	1.71	(0.22)	2.83	2.48

Distributions:[2]
From net investment income	(0.19)	(0.12)	(0.10)	—	(0.27)
From net realized gain	(1.12)	(0.44)	—	—	—

Total distributions	(1.31)	(0.56)	(0.10)	—	(0.27)

Net asset value, end of year	$21.42	$18.51	$17.36	$17.68	$14.85

Total Return[3]
Based on net asset value	23.78%[4]	9.97%[4]	(1.25)%	19.06%	20.00%

Ratios to Average Net Assets[5]
Total expenses	0.86%[6]	0.88%[6]	0.87%[6]	0.88%[6]	0.88%[6]

Total expenses after fees waived and/or reimbursed	0.75%[6]	0.87%[6]	0.87%[6]	0.87%[6]	0.88%[6]

Net investment income	1.07%[6]	0.88%[6]	0.72%[6]	0.70%[6]	0.90%[6]

Supplemental Data
Net assets, end of year (000)	$514,830	$450,066	$458,589	$503,035	$527,236

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Large Cap Core Fund

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.34	$17.22	$17.55	$14.78	$12.39

Net investment income[1]	0.14	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss)	3.97	1.53	(0.35)	2.71	2.33

Net increase (decrease) from investment operations	4.11	1.62	(0.28)	2.77	2.40

Distributions:[2]
From net investment income	—	(0.06)	(0.05)	—	(0.01)
From net realized gain	(1.10)	(0.44)	—	—	—

Total distributions	(1.10)	(0.50)	(0.05)	—	(0.01)

Net asset value, end of year	$21.35	$18.34	$17.22	$17.55	$14.78

Total Return[3]
Based on net asset value	23.26%[4]	9.50%[4]	(1.61)%	18.74%	19.42%

Ratios to Average Net Assets[5]
Total expenses	1.23%[6]	1.23%[6]	1.21%[6]	1.20%[6]	1.20%[6]

Total expenses after fees waived and/or reimbursed	1.10%[6]	1.23%[6]	1.21%[6]	1.20%[6]	1.20%[6]

Net investment income	0.72%[6]	0.51%[6]	0.39%[6]	0.38%[6]	0.55%[6]

Supplemental Data
Net assets, end of year (000)	$289	$246	$1,085	$1,096	$968

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	17

Financial Highlights (continued)	BlackRock Advantage Large Cap Core Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.04	$16.93	$17.24	$14.52	$12.34

Net investment income[1]	0.16	0.11	0.08	0.07	0.09
Net realized and unrealized gain (loss)	3.89	1.51	(0.33)	2.65	2.30

Net increase (decrease) from investment operations	4.05	1.62	(0.25)	2.72	2.39

Distributions:[2]
From net investment income	(0.13)	(0.07)	(0.06)	—	(0.21)
From net realized gain	(1.12)	(0.44)	—	—	—

Total distributions	(1.25)	(0.51)	(0.06)	—	(0.21)

Net asset value, end of year	$20.84	$18.04	$16.93	$17.24	$14.52

Total Return[3]
Based on net asset value	23.38%[4]	9.67%[4]	(1.47)%	18.73%	19.71%

Ratios to Average Net Assets[5]
Total expenses	1.22%[6]	1.24%[6]	1.23%[6]	1.24%[6]	1.26%[6]

Total expenses after fees waived and/or reimbursed	1.00%[6]	1.14%[6]	1.14%[6]	1.14%[6]	1.14%[6]

Net investment income	0.81%[6]	0.62%[6]	0.45%[6]	0.44%[6]	0.65%[6]

Supplemental Data
Net assets, end of year (000)	$905,826	$747,639	$750,260	$810,944	$732,669

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Large Cap Core Fund

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.46	$15.55	$15.93	$13.52	$11.43

Net investment loss[1]	(0.02)	(0.04)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	3.55	1.39	(0.31)	2.47	2.15

Net increase (decrease) from investment operations	3.53	1.35	(0.38)	2.41	2.13

Distributions:[2]
From net investment income	—	—	—	—	(0.04)
From net realized gain	(1.10)	(0.44)	—	—	—

Total distributions	(1.10)	(0.44)	—	—	(0.04)

Net asset value, end of year	$18.89	$16.46	$15.55	$15.93	$13.52

Total Return[3]
Based on net asset value	22.33%[4]	8.78%[4]	(2.39)%	17.83%	18.65%

Ratios to Average Net Assets[5]
Total expenses	5.05%[6]	2.94%[6]	2.48%[6]	2.29%[6]	2.30%[6]

Total expenses after fees waived and/or reimbursed	1.95%[6]	1.97%[6]	1.97%[6]	1.97%[6]	1.97%[6]

Net investment loss	(0.12)%[6]	(0.24)%[6]	(0.41)%[6]	(0.39)%[6]	(0.15)%[6]

Supplemental Data
Net assets, end of year (000)	$108	$2,715	$5,946	$13,359	$21,835

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	19

Financial Highlights (continued)	BlackRock Advantage Large Cap Core Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.22	$15.33	$15.69	$13.32	$11.31

Net investment loss[1]	(0.01)	(0.04)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	3.50	1.37	(0.30)	2.43	2.12

Net increase (decrease) from investment operations	3.49	1.33	(0.36)	2.37	2.09

Distributions:[2]
From net investment income	—	—	(0.00)[3]	—	(0.08)
From net realized gain	(1.10)	(0.44)	—	—	—

Total distributions	(1.10)	(0.44)	—	—	(0.08)

Net asset value, end of year	$18.61	$16.22	$15.33	$15.69	$13.32

Total Return[4]
Based on net asset value	22.42%[5]	8.78%[5]	(2.29)%	17.79%	18.62%

Ratios to Average Net Assets[6]
Total expenses	1.97%[7]	1.99%[7]	1.96%[7]	1.97%[7]	2.01%[7]

Total expenses after fees waived and/or reimbursed	1.87%[7]	1.98%[7]	1.96%[7]	1.97%[7]	2.01%[7]

Net investment loss	(0.04)%[7]	(0.23)%[7]	(0.37)%[7]	(0.39)%[7]	(0.22)%[7]

Supplemental Data
Net assets, end of year (000)	$190,416	$327,447	$356,391	$394,765	$369,812

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Advantage Large Cap Core Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.22	$16.18	$16.47	$13.91	$11.81

Net investment income[1]	0.10	0.05	0.03	0.02	0.04
Net realized and unrealized gain (loss)	3.72	1.45	(0.32)	2.54	2.21

Net increase (decrease) from investment operations	3.82	1.50	(0.29)	2.56	2.25

Distributions:[2]
From net investment income	(0.07)	(0.02)	—	—	(0.15)
From net realized gain	(1.12)	(0.44)	—	—	—

Total distributions	(1.19)	(0.46)	—	—	(0.15)

Net asset value, end of year	$19.85	$17.22	$16.18	$16.47	$13.91

Total Return[3]
Based on net asset value	23.06%[4]	9.36%[4]	(1.76)%	18.40%	19.26%

Ratios to Average Net Assets[5]
Total expenses	1.43%[6]	1.45%[6]	1.44%[6]	1.43%[6]	1.48%[6]

Total expenses after fees waived and/or reimbursed	1.30%[6]	1.44%[6]	1.43%[6]	1.43%[6]	1.48%[6]

Net investment income	0.52%[6]	0.31%[6]	0.15%[6]	0.15%[6]	0.32%[6]

Supplemental Data
Net assets, end of year (000)	$36,445	$35,921	$36,412	$42,962	$44,330

Portfolio turnover rate of the Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	21

Financial Highlights	BlackRock Advantage Large Cap Value Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$23.57	$21.58	$22.25	$18.85	$15.75

Net investment income[1]	0.36	0.26	0.23	0.22	0.21
Net realized and unrealized gain (loss)	4.74	1.96	(0.65)	3.18	3.25

Net increase (decrease) from investment operations	5.10	2.22	(0.42)	3.40	3.46

Distributions from net investment income[2]	(0.35)	(0.23)	(0.25)	—	(0.36)

Net asset value, end of year	$28.32	$23.57	$21.58	$22.25	$18.85

Total Return[3]
Based on net asset value[4]	21.79%	10.35%	(1.94)%	18.04%	22.38%

Ratios to Average Net Assets[5]
Total expenses	0.94%[6]	0.92%[6]	0.91%[6]	0.89%[6]	1.00%[6]

Total expenses after fees waived and/or reimbursed	0.77%[6]	0.87%[6]	0.86%[6]	0.84%[6]	0.94%[6]

Net investment income	1.37%[6]	1.18%[6]	1.01%[6]	1.07%[6]	1.19%[6]

Supplemental Data
Net assets, end of year (000)	$166,970	$143,113	$162,376	$184,691	$190,423

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.66%	10.25%	—	—	—

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Large Cap Value Fund

	Service
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$23.38	$21.40	$22.07	$18.75	$15.67

Net investment income[1]	0.28	0.19	0.16	0.16	0.16
Net realized and unrealized gain (loss)	4.72	1.95	(0.65)	3.16	3.23

Net increase (decrease) from investment operations	5.00	2.14	(0.49)	3.32	3.39

Distributions from net investment income[2]	(0.27)	(0.16)	(0.18)	—	(0.31)

Net asset value, end of year	$28.11	$23.38	$21.40	$22.07	$18.75

Total Return[3]
Based on net asset value[4]	21.48%	10.03%	(2.27)%	17.71%	21.98%

Ratios to Average Net Assets[5]
Total expenses	1.24%[6]	1.23%[6]	1.20%[6]	1.20%[6]	1.23%[6]

Total expenses after fees waived and/or reimbursed	1.06%[6]	1.18%[6]	1.15%[6]	1.15%[6]	1.18%[6]

Net investment income	1.08%[6]	0.87%[6]	0.72%[6]	0.76%[6]	0.93%[6]

Supplemental Data
Net assets, end of year (000)	$13,313	$13,313	$11,931	$14,155	$13,296

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.35%	9.93%	—	—	—

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	23

Financial Highlights (continued)	BlackRock Advantage Large Cap Value Fund

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$23.09	$21.14	$21.79	$18.52	$15.48

Net investment income[1]	0.28	0.19	0.16	0.15	0.15
Net realized and unrealized gain (loss)	4.65	1.92	(0.64)	3.12	3.21

Net increase (decrease) from investment operations	4.93	2.11	(0.48)	3.27	3.36

Distributions from net investment income[2]	(0.26)	(0.16)	(0.17)	—	(0.32)

Net asset value, end of year	$27.76	$23.09	$21.14	$21.79	$18.52

Total Return[3]
Based on net asset value[4]	21.49%	10.01%	(2.23)%	17.66%	22.07%

Ratios to Average Net Assets[5]
Total expenses	1.22%[6]	1.22%[6]	1.22%[6]	1.22%[6]	1.26%[6]

Total expenses after fees waived and/or reimbursed	1.04%[6]	1.17%[6]	1.17%[6]	1.17%[6]	1.21%[6]

Net investment income	1.10%[6]	0.88%[6]	0.69%[6]	0.74%[6]	0.91%[6]

Supplemental Data
Net assets, end of year (000)	$346,128	$286,786	$297,653	$352,267	$353,445

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.36%	9.91%	—	—	—

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Advantage Large Cap Value Fund

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$21.52	$19.73	$20.36	$17.44	$14.52

Net investment income (loss)[1]	0.00 [2]	(0.00)[3]	(0.04)	(0.01)	0.00 [2]
Net realized and unrealized gain (loss)	4.36	1.79	(0.59)	2.93	3.03

Net increase (decrease) from investment operations	4.36	1.79	(0.63)	2.92	3.03

Distributions from net investment income[4]	—	—	—	—	(0.11)

Net asset value, end of year	$25.88	$21.52	$19.73	$20.36	$17.44

Total Return[5]
Based on net asset value[6]	20.26%	9.07%	(3.09)%	16.74%	20.98%

Ratios to Average Net Assets[7]
Total expenses	2.26%[8]	2.11%[8]	2.06%[8]	2.01%[8]	2.20%[8]

Total expenses after fees waived and/or reimbursed	2.12%[8]	2.06%[8]	2.01%[8]	1.96%[8]	2.15%[8]

Net investment income (loss)	0.01%[8]	(0.02)%[8]	(0.17)%[8]	(0.05)%[8]	0.00%[8]

Supplemental Data
Net assets, end of year (000)	$672	$1,342	$2,603	$6,816	$9,377

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	20.12%	8.97%	—	—	—

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	25

Financial Highlights (continued)	BlackRock Advantage Large Cap Value Fund

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$21.36	$19.57	$20.19	$17.29	$14.45

Net investment income (loss)[1]	0.07	0.02	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	4.32	1.78	(0.60)	2.91	2.99

Net increase (decrease) from investment operations	4.39	1.80	(0.61)	2.90	3.01

Distributions from net investment income[2]	(0.04)	(0.01)	(0.01)	—	(0.17)

Net asset value, end of year	$25.71	$21.36	$19.57	$20.19	$17.29

Total Return[3]
Based on net asset value[4]	20.59%	9.18%	(3.00)%	16.77%	21.06%

Ratios to Average Net Assets[5]
Total expenses	1.98%[6]	1.98%[6]	1.98%[6]	2.01%[6]	2.07%[6]

Total expenses after fees waived and/or reimbursed	1.84%[6]	1.93%[6]	1.93%[6]	1.95%[6]	2.02%[6]

Net investment income (loss)	0.29%[6]	0.12%[6]	(0.07)%[6]	(0.05)%[6]	0.09%[6]

Supplemental Data
Net assets, end of year (000)	$104,248	$156,999	$171,844	$204,312	$204,690

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	20.44%	9.08%	—	—	—

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Financial Highlights (concluded)	BlackRock Advantage Large Cap Value Fund

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$22.21	$20.33	$20.96	$17.86	$14.92

Net investment income[1]	0.20	0.13	0.09	0.09	0.10
Net realized and unrealized gain (loss)	4.48	1.84	(0.61)	3.01	3.09

Net increase (decrease) from investment operations	4.68	1.97	(0.52)	3.10	3.19

Distributions from net investment income[2]	(0.19)	(0.09)	(0.11)	—	(0.25)

Net asset value, end of year	$26.70	$22.21	$20.33	$20.96	$17.86

Total Return[3]
Based on net asset value[4]	21.15%	9.74%	(2.52)%	17.36%	21.70%

Ratios to Average Net Assets[5]
Total expenses	1.50%[6]	1.49%[6]	1.48%[6]	1.48%[6]	1.54%[6]

Total expenses after fees waived and/or reimbursed	1.33%[6]	1.44%[6]	1.43%[6]	1.43%[6]	1.49%[6]

Net investment income	0.80%[6]	0.61%[6]	0.43%[6]	0.48%[6]	0.63%[6]

Supplemental Data
Net assets, end of year (000)	$33,484	$34,213	$34,551	$43,377	$49,267

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.01%	9.64%	—	—	—

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	27

Financial Highlights	BlackRock Advantage Large Cap Value Retirement Fund

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$19.20	$18.63	$21.39	$19.12	$15.93

Net investment income[1]	0.31	0.26	0.24	0.25	0.25
Net realized and unrealized gain (loss)	3.81	1.63	(0.54)	3.12	3.30

Net increase (decrease) from investment operations	4.12	1.89	(0.30)	3.37	3.55

Distributions:[2]
From net investment income	(0.28)	(0.25)	(0.25)	(0.14)	(0.36)
From net realized gain	(0.74)	(1.07)	(2.21)	(0.96)	—

Total distributions	(1.02)	(1.32)	(2.46)	(1.10)	(0.36)

Net asset value, end of year	$22.30	$19.20	$18.63	$21.39	$19.12

Total Return[3]
Based on net asset value[4]	21.99%	10.62%[5]	(1.80)%	18.23%	22.71%

Ratios to Average Net Assets[6]
Total expenses	0.69%[7]	0.68%[7]	0.71%[7]	0.68%[7]	0.68%[7]

Total expenses after reimbursement	0.62%[7]	0.65%[7]	0.67%[7]	0.67%[7]	0.67%[7]

Net investment income	1.52%[7]	1.41%[7]	1.19%[7]	1.24%[7]	1.42%[7]

Supplemental Data
Net assets, end of year (000)	$200,207	$166,622	$155,323	$159,865	$133,921

Portfolio turnover rate of the Portfolio	137%	40%	30%	32%	40%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes payment received from a settlement of litigation, through its investment in the Master Advantage Large Cap Value Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.83%	—	—	—	—

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, as a “Fund” and are each a series of the Corporation:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified
BlackRock Advantage Large Cap Value Retirement Portfolio	Advantage Large Cap Value Retirement	Diversified

Effective June 12, 2017, BlackRock Large Cap Core Fund, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio changed their names to BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Advantage Large Cap Value Retirement Fund, respectively. In addition, the Funds changed their investment strategies.

The Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Master Portfolio” or collectively, the “Master Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Funds. Advantage Large Cap Core invests all of its assets in Master Advantage Large Cap Core Portfolio. Advantage Large Cap Value and Advantage Large Cap Value Retirement invest all of their assets in Master Advantage Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Fund is directly affected by the performance of the applicable Portfolio. At September 30, 2017, the percentage of Master Advantage Large Cap Core Portfolio owned by Advantage Large Cap Core was 72.9%; and the percentages of Master Advantage Large Cap Value Portfolio owned by Advantage Large Cap Value and Advantage Large Cap Value Retirement were 76.9% and 23.1%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Advantage Large Cap Core and Advantage Large Cap Value each offer multiple classes of shares. Advantage Large Cap Value Retirement offers only Institutional Shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Class C Shares are generally available through financial intermediaries. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions. Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years[2]
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Portfolios are accounted for on a trade date basis. Each Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, each Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	29

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Funds’ policy is to value its financial instruments at fair value. Each Fund records its investment in the Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 3 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Corporation, on behalf of the Funds, entered into an Administration Agreement with the Administrator, to provide administrative services (other than investment advice and related portfolio activities). For such services, Advantage Large Cap Core and Advantage Large Cap Value each pays the Administrator a monthly fee at an annual rate equal to 0.25% of the average daily net assets of the Funds. The Funds do not pay an investment advisory fee or investment management fee. With respect to Advantage Large Cap Value Retirement, the Administrator does not receive an administration fee.

Service and Distribution Fees: The Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Core	$679	$2,051,865	$11,563	$2,804,011	$183,502	$5,051,620
Advantage Large Cap Value	$33,013	$790,135	$8,989	$1,416,273	$171,100	$2,419,510

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Advantage Large Cap Core	$62,266	$18	$234	$7	$62,525
Advantage Large Cap Value	$2,734	$1,248	$2,198	$35	$6,215

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, the Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Core	$ 20,975	$ 4	$ 185,422	$ 8,824	$ 4,266	$ 214	$ 219,705
Advantage Large Cap Value	$ 848	$ 2,863	$ 20,308	$ 538	$ 1,543	$ 145	$ 26,245
Advantage Large Cap Value Retirement	$ 315	—	—	—	—	—	$ 315

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Core	$ 474,543	$ 577	$ 1,672,922	$ 37,993	$ 576,167	$ 59,392	$ 2,821,594
Advantage Large Cap Value	$ 180,309	$ 18,698	$ 453,853	$ 3,948	$ 223,921	$ 60,487	$ 941,216
Advantage Large Cap Value Retirement	$ 164,801	—	—	—	—	—	$ 164,801

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Advantage Large Cap Core	$ 17,692
Advantage Large Cap Value	$ 7,733

For the year ended September 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Advantage Large Cap Core	$ 9,015	$ 38	$ 12,427
Advantage Large Cap Value	$ 408	$ 34	$ 1,308

Expense Limitations, Waivers and Reimbursements: With respect to Advantage Large Cap Core, Advantage Large Cap Value and Advantage Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Core	Advantage Large Cap Value	Advantage Large Cap Value Retirement
Institutional	0.48%	0.54%	0.54%
Service	0.73%	0.79%	N/A
Investor A	0.73%	0.79%	N/A
Investor B	1.48%	1.54%	N/A
Investor C	1.48%	1.54%	N/A
Class R	0.98%	1.04%	N/A

Prior to June 12, 2017, the expense limitations as a percentage of average daily net assets were as follows:

	Advantage Large Cap Core	Advantage Large Cap Value Retirement
Institutional	N/A	0.67%
Service	N/A	N/A
Investor A	1.14%	N/A
Investor B	1.97%	N/A
Investor C	N/A	N/A
Class R	N/A	N/A

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2017, the Administrator waived and/or reimbursed $1,383,048, $603,555 and $71,663 for the Advantage Large Cap Core, Advantage Large Cap Value and Advantage Large Cap Retirement Funds, respectively, which is included in fees waived and/or reimbursed by Administrator in the Statement of Operations.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	31

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

These amounts waived and/or reimbursed by the Administrator are shown as transfer agent fees reimbursed — class specific, in the Statements of Operations. Class specific expense reimbursements are as follows:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage Large Cap Core	$ 130,837	$ 92	$ 983,974	$ 35,719	$ 131,589	$ 16,415	$ 1,298,626
Advantage Large Cap Value	$ 57,646	$ 4,109	$ 137,832	$ 354	$ 50,326	$ 16,373	$ 266,640
Advantage Large Cap Value
Retirement	$ 58,184	—	—	—	—	—	$ 58,184

With respect to Advantage Large Cap Value, prior to June 12, 2017, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. For the period from October 1, 2016 through June 12, 2017, the Administrator waived and/or reimbursed $230,848 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Large Cap Value Retirement is currently permitted to borrow and lend and Advantage Large Cap Core and Advantage Large Cap Value are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

5. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the income recognized from partnership interests and the expiration of capital loss carryforwards were reclassified to the following accounts:

	Advantage Large Cap Value	Advantage Large Cap Value Retirement
Paid-in capital	$ (310,024,139)	$ 1,220
Accumulated net realized gain (loss) allocated from the Portfolio	$ 310,024,139	$ (1,220)

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

The tax character of distributions paid was as follows:

	Advantage Large Cap Core	Advantage Large Cap Value	Advantage Large Cap Value Retirement
Ordinary income
9/30/17	$10,839,539	$6,000,063	$2,493,740
9/30/16	$5,907,558	$4,294,943	$2,100,002
Long-term capital gains 9/30/17	$94,467,594	—	$6,297,661
9/30/16	$41,696,283	—	$8,933,243

Total
9/30/17	$105,307,133	$6,000,063	$8,791,401

9/30/16	$47,603,841	$4,294,943	$11,033,245

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Large Cap Core	Advantage Large Cap Value	Advantage Large Cap Value Retirement
Undistributed ordinary income	$48,222,500	$5,447,086	$6,664,010
Undistributed long-term capital gains	400,611,571		37,656,118
Net unrealized gains (losses)[1]	193,864,685	51,491,472	12,301,672
Total	$642,698,756	$56,938,558	$56,621,800

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

During the year ended September 30, 2017, Advantage Large Cap Value Fund utilized $189,279,283 of its capital loss carryforward.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,355,709	$66,602,747	2,828,926	$49,526,592
Shares issued in reinvestment of distributions	1,351,840	25,401,087	666,918	11,804,435
Shares redeemed	(4,975,753)	(97,495,716)	(5,598,540)	(98,862,664)

Net decrease	(268,204)	$(5,491,882)	(2,102,696)	$(37,531,637)

Service
Shares sold	272	$5,598	3,939	$68,447
Shares issued in reinvestment of distributions	787	14,778	1,782	31,361
Shares redeemed	(915)	(18,423)	(55,311)	(1,015,924)

Net increase (decrease)	144	$1,953	(49,590)	$(916,116)

Investor A
Shares sold and automatic conversion of shares	9,022,472	$177,382,324	3,295,583	$56,953,320
Shares issued in reinvestment of distributions	2,527,676	46,332,350	1,169,925	20,216,045
Shares redeemed	(9,531,969)	(184,935,126)	(7,346,154)	(127,415,555)

Net increase (decrease)	2,018,179	$38,779,548	(2,880,646)	$(50,246,190)

Investor B
Shares sold	1,443	$24,226	6,560	$99,945
Shares issued in reinvestment of distributions	7,721	129,168	9,191	145,857
Shares redeemed and automatic conversion of shares	(168,424)	(2,908,523)	(233,233)	(3,663,536)

Net decrease	(159,260)	$(2,755,129)	(217,482)	$(3,417,734)

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	33

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage Large Cap Core(concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	896,117	$15,289,073	2,343,526	$36,620,038
Shares issued in reinvestment of distributions	1,084,298	17,858,453	536,403	8,394,429
Shares redeemed	(11,934,091)	(208,331,669)	(5,937,083)	(92,891,706)

Net decrease	(9,953,676)	$(175,184,143)	(3,057,154)	$(47,877,239)

Class R
Shares sold	323,149	$5,880,986	582,915	$9,628,262
Shares issued in reinvestment of distributions	137,182	2,399,315	62,580	1,035,061
Shares redeemed	(710,234)	(12,972,872)	(809,634)	(13,318,619)

Net decrease	(249,903)	$(4,692,571)	(164,139)	$(2,655,296)

Total Net Decrease	(8,612,720)	$(149,342,224)	(8,471,707)	$(142,644,212)

Advantage Large Cap Value
Institutional
Shares sold	1,411,085	$37,112,743	1,088,181	$24,412,234
Shares issued in reinvestment of distributions	62,595	1,610,572	56,405	1,255,014
Shares redeemed	(1,650,555)	(42,856,343)	(2,597,739)	(58,399,056)

Net decrease	(176,875)	$(4,133,028)	(1,453,153)	$(32,731,808)

Service
Shares sold	3,599	$93,324	2,245	$49,810
Shares issued in reinvestment of distributions	5,231	133,866	3,790	83,833
Shares redeemed	(56,098)	(1,485,676)	(42,542)	(941,520)

Net decrease	(47,268)	$(1,258,486)	(36,507)	$(807,877)

Investor A
Shares sold and automatic conversion of shares	2,942,448	$76,580,774	1,989,036	$43,889,987
Shares issued in reinvestment of distributions	117,813	2,977,141	95,339	2,083,144
Shares redeemed	(3,010,913)	(77,526,669)	(3,747,165)	(81,840,227)

Net increase (decrease)	49,348	$2,031,246	(1,662,790)	$(35,867,096)

Investor B
Shares sold	1,175	$27,577	3,636	$71,419
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(37,527)	(891,088)	(73,205)	(1,491,356)

Net decrease	(36,352)	(863,511)	(69,569)	$(1,419,937)

Investor C
Shares sold	525,529	$12,464,940	2,053,602	$42,436,273
Shares issued in reinvestment of distributions	11,765	276,957	2,540	51,651
Shares redeemed	(3,831,759)	(92,264,091)	(3,488,189)	(69,667,653)

Net decrease	(3,294,465)	$(79,522,194)	(1,432,047)	$(27,179,729)

Class R
Shares sold	291,008	$7,170,878	431,881	$9,025,560
Shares issued in reinvestment of distributions	11,697	284,931	7,689	161,931
Shares redeemed	(588,996)	(14,474,497)	(598,441)	(12,688,945)

Net decrease	(286,291)	$(7,018,688)	(158,871)	$(3,501,454)

Total Net Decrease	(3,791,903)	$(90,764,661)	(4,812,937)	$(101,507,901)

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2017		Year Ended September 30, 2016
Advantage Large Cap Value Retirement	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,332,500	$27,522,155	1,341,348	$24,647,395
Shares issued in reinvestment of distributions	433,287	8,765,387	607,655	10,992,475
Shares redeemed	(1,465,000)	(30,345,692)	(1,606,302)	(29,702,292)

Net increase	300,787	$5,941,850	342,701	$5,937,578

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Advantage Large Cap Value Retirement Fund paid a distribution of $7.474525 on November 06, 2017 to shareholders of record on November 02, 2017.

On November 17, 2017, an unaffiliated shareholder of Advantage Large Cap Value Retirement redeemed 4,925,782 shares with a net asset value of $73,640,437 representing 37% of the Fund.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	35

Report of Independent Registered Public Accounting Firm	BlackRock Large Cap Series Funds, Inc.

To the Shareholders of BlackRock Advantage Large Cap Core Fund (formerly BlackRock Large Cap Core Fund), BlackRock Advantage Large Cap Value Fund (formerly BlackRock Large Cap Value Fund) and BlackRock Advantage Large Cap Value Retirement Fund (formerly BlackRock Large Cap Value Retirement Portfolio) and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Core Fund (formerly BlackRock Large Cap Core Fund), BlackRock Advantage Large Cap Value Fund (formerly BlackRock Large Cap Value Fund) and BlackRock Advantage Large Cap Value Retirement Fund (formerly BlackRock Large Cap Value Retirement Portfolio) (collectively the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Advantage Large Cap Value Retirement Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date	BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Value	BlackRock Advantage Large Cap Value Retirement
Qualified Dividend Income for Individuals[1]	12/14/2016	100%	100%	100%
Dividends Qualifying for the Dividends Received
Deduction for Corporations[1]	12/14/2016	100%	100%	99%
Qualified Short-Term Capital Gains for Non-U.S.
Residents[2]	12/14/2016	100%	—	100%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. with holding tax for nonresidents, aliens and foreign corporations.

Additionally, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Retirement Fund distributed long-term capital gains of $1.103451 and $0.729539 per share, respectively, to shareholders of record on December 10, 2016.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Portfolio Information as of September 30, 2017	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Net Assets
Apple Inc.	3%
Alphabet, Inc., Class A	2
Boeing Co.	2
Mastercard, Inc., Class A	2
McDonald’s Corp.	2
Celgene Corp.	2
Intel Corp.	2
Gilead Sciences, Inc.	2
Bank of America Corp.	2
Texas Instruments, Inc.	1
Master Large Cap Value Portfolio	Percent of Net Assets
Exxon Mobil Corp.	3%
Bank of America Corp.	3
Berkshire Hathaway, Inc., Class B	2
Merck & Co., Inc.	2
Intel Corp.	2
JPMorgan Chase & Co.	2
Citigroup, Inc.	2
ConocoPhillips	2
Johnson & Johnson	2
Baxter International, Inc.	1

Sector Allocations

Master Large Cap Core Portfolio	Percent of Net Assets
Information Technology	22%
Financials	15
Health Care	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	7
Energy	5
Real Estate	4
Utilities	4
Materials	3
Telecommunication Services	2
Industrial	1
Short-Term Securities	1
Master Large Cap Value Portfolio	Percent of Net Assets
Financials	26%
Health Care	15
Energy	10
Consumer Staples	8
Information Technology	8
Industrials	8
Consumer Discretionary	7
Utilities	6
Real Estate	5
Materials	3
Telecommunication Services	3
Industrial	1
Short-Term Securities	1

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	37

Schedule of Investments September 30, 2017	Master Advantage Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.9%
Boeing Co.	148,078	$37,642,908
Raytheon Co.	152,713	28,493,192

		66,136,100
Auto Components — 1.0%
BorgWarner, Inc.	391,312	20,046,914
Delphi Automotive PLC	35,414	3,484,738

		23,531,652
Automobiles — 0.4%
Thor Industries, Inc.	63,182	7,955,246
Banks — 5.6%
Bank of America Corp.	1,343,049	34,032,862
Citigroup, Inc.	225,903	16,432,184
Citizens Financial Group, Inc.	706,486	26,754,625
First Horizon National Corp.	572,910	10,971,227
JPMorgan Chase & Co.	91,636	8,752,154
SunTrust Banks, Inc.	267,708	16,000,907
Synovus Financial Corp.	304,731	14,035,910

		126,979,869
Beverages — 1.4%
Coca-Cola European Partners PLC	162,567	6,766,039
Dr. Pepper Snapple Group, Inc.	280,032	24,774,431
Molson Coors Brewing Co., Class B	10,866	887,100

		32,427,570
Biotechnology — 4.5%
AbbVie, Inc.	44,368	3,942,540
Amgen, Inc.	146,399	27,296,094
Celgene Corp. (a)	243,896	35,564,915
Gilead Sciences, Inc.	424,738	34,412,273

		101,215,822
Building Products — 1.0%
Allegion PLC	17,746	1,534,497
Masco Corp.	511,085	19,937,426

		21,471,923
Capital Markets — 3.8%
CME Group, Inc.	68,455	9,287,974
Evercore, Inc., Class A	87,892	7,053,333
Intercontinental Exchange, Inc.	352,869	24,242,100
S&P Global, Inc.	179,821	28,107,821
SEI Investments Co.	301,075	18,383,640

		87,074,868
Chemicals — 2.0%
Air Products & Chemicals, Inc.	68,577	10,370,214

Common Stocks	Shares	Value
Chemicals (continued)
Cabot Corp.	230,964	$12,887,791
Eastman Chemical Co.	230,657	20,872,152

		44,130,157
Commercial Services & Supplies — 0.1%
Brink’s Co.	15,726	1,324,916
LSC Communications, Inc.	62,820	1,037,158

		2,362,074
Communications Equipment — 0.1%
InterDigital, Inc.	33,699	2,485,301
Juniper Networks, Inc.	12,496	347,764

		2,833,065
Containers & Packaging — 0.3%
Owens-Illinois, Inc. (a)	927	23,323
WestRock Co.	113,207	6,422,233

		6,445,556
Diversified Consumer Services — 0.7%
H&R Block, Inc.	567,982	15,040,163
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B (a)	81,185	14,882,834
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	27,518	1,466,434
Verizon Communications, Inc.	82,719	4,093,763

		5,560,197
Electric Utilities — 2.4%
Portland General Electric Co.	329,981	15,060,333
Westar Energy, Inc.	475,260	23,572,896
Xcel Energy, Inc.	317,946	15,045,205

		53,678,434
Electrical Equipment — 2.1%
Hubbell, Inc.	170,311	19,759,482
Rockwell Automation, Inc.	149,557	26,652,553

		46,412,035
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	172,392	11,377,872
Dolby Laboratories, Inc., Class A	60,450	3,477,084
Flex Ltd. (a)	444,692	7,368,546
FLIR Systems, Inc.	14,081	547,892
TE Connectivity, Ltd.	18,719	1,554,800
Zebra Technologies Corp., Class A (a)	94,085	10,215,749

		34,541,943

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 3.5%
Brixmor Property Group, Inc.	291,314	$5,476,703
Gaming and Leisure Properties, Inc.	130,982	4,831,926
Host Hotels & Resorts, Inc.	108,019	1,997,271
Outfront Media, Inc.	419,201	10,555,481
Prologis, Inc.	168,108	10,668,134
Simon Property Group, Inc.	132,076	21,265,557
Ventas, Inc.	379,411	24,711,038
Weingarten Realty Investors	15,455	490,542

		79,996,652
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	136,631	22,447,107
Wal-Mart Stores, Inc.	169,426	13,238,948

		35,686,055
Food Products — 2.3%
Archer-Daniels-Midland Co.	621,310	26,411,888
Bunge, Ltd.	262,129	18,207,480
Hershey Co.	4,015	438,318
Ingredion, Inc.	29,910	3,608,342
Pilgrim’s Pride Corp. (a)	45,971	1,306,036
Tyson Foods, Inc., Class A	39,372	2,773,757

		52,745,821
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	440,298	27,628,700
Edwards Lifesciences Corp. (a)	109,784	12,000,489
IDEXX Laboratories, Inc. (a)	152,071	23,645,520

		63,274,709
Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	3,600	297,900
Humana, Inc.	116,297	28,333,438
McKesson Corp.	116,155	17,842,570
UnitedHealth Group, Inc.	160,422	31,418,649

		77,892,557
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A (a)	249,749	14,088,341
Hotels, Restaurants & Leisure — 2.6%
Carnival Corp.	223,872	14,455,415
Choice Hotels International, Inc.	8,290	529,731
Extended Stay America, Inc.	211,780	4,235,600
International Game Technology PLC	108,065	2,652,996
McDonald’s Corp.	232,000	36,349,760

		58,223,502
Industrial Conglomerates — 1.4%
3M Co.	151,644	31,830,076
Insurance — 4.3%
Allstate Corp.	15,288	1,405,120
Aon PLC	7,198	1,051,628
First American Financial Corp.	65,250	3,260,543
Lincoln National Corp.	337,563	24,804,129
Marsh & McLennan Cos., Inc.	341,308	28,605,023
Principal Financial Group, Inc.	37,280	2,398,595
Prudential Financial, Inc.	228,150	24,256,908
Reinsurance Group of America, Inc.	5,967	832,576
Unum Group	70,554	3,607,426
Validus Holdings Ltd.	147,421	7,254,587

		97,476,535

Common Stocks	Shares	Value
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. (a)	30,303	$29,131,789
Expedia, Inc.	22,914	3,298,241

		32,430,030
Internet Software & Services — 4.6%
Alphabet, Inc., Class A (a)	43,417	42,276,001
Alphabet, Inc., Class C (a)	28,114	26,964,419
Facebook, Inc., Class A (a)	179,047	30,593,761
VeriSign, Inc. (a)	40,251	4,282,304

		104,116,485
IT Services — 5.0%
Accenture PLC, Class A	201,463	27,211,607
Booz Allen Hamilton Holding Corp.	91,838	3,433,823
Broadridge Financial Solutions, Inc.	112,663	9,105,424
Euronet Worldwide, Inc. (a)	21,056	1,995,898
Fidelity National Information Services, Inc.	68,119	6,361,633
International Business Machines Corp.	145,332	21,084,767
Mastercard, Inc., Class A	258,802	36,542,842
Total System Services, Inc.	13,277	869,643
Visa, Inc., Class A	57,151	6,014,571

		112,620,208
Leisure Products — 1.1%
Hasbro, Inc.	261,226	25,513,943
Life Sciences Tools & Services — 0.2%
Waters Corp. (a)	19,007	3,412,137
Machinery — 3.3%
Illinois Tool Works, Inc.	149,030	22,050,479
Ingersoll-Rand PLC	298,239	26,593,972
PACCAR, Inc.	370,226	26,782,149

		75,426,600
Media — 1.7%
Comcast Corp., Class A	781,030	30,054,034
Interpublic Group of Cos., Inc.	12,241	254,490
Live Nation Entertainment, Inc. (a)	12,398	539,933
Scripps Networks Interactive, Inc., Class A	7,999	687,034
Time Warner, Inc.	72,164	7,393,202

		38,928,693
Metals & Mining — 1.2%
Newmont Mining Corp.	709,163	26,600,704
Multiline Retail — 1.1%
Target Corp.	412,718	24,354,489
Multi-Utilities — 1.2%
CMS Energy Corp.	514,957	23,852,808
Vectren Corp.	45,647	3,002,203

		26,855,011
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp.	281,185	13,735,887
Chevron Corp.	72,022	8,462,585
ConocoPhillips	601,748	30,117,487
Devon Energy Corp.	341,183	12,524,828
Exxon Mobil Corp.	229,867	18,844,497
Marathon Petroleum Corp.	43,252	2,425,572
Phillips 66	9,762	894,297
Suncor Energy, Inc.	234,046	8,198,631
Valero Energy Corp.	305,242	23,482,267

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	39

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	91,538	$2,747,055

		121,433,106
Personal Products — 0.7%
Estee Lauder Cos., Inc., Class A	138,967	14,986,201
Herbalife, Ltd. (a)	6,613	448,560

		15,434,761
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	27,284	1,739,082
Catalent, Inc. (a)	475,757	18,992,219
Johnson & Johnson	76,707	9,972,677
Merck & Co., Inc.	243,627	15,599,437
Prestige Brands Holdings, Inc. (a)	32,835	1,644,705
Zoetis, Inc.	200,449	12,780,628

		60,728,748
Professional Services — 0.1%
ManpowerGroup, Inc.	19,952	2,350,745
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	47,010	1,780,739
Road & Rail — 0.0%
Ryder System, Inc.	6,649	562,173
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	905,829	34,493,968
KLA-Tencor Corp.	22,456	2,380,336
Maxim Integrated Products, Inc.	216,030	10,306,791
Texas Instruments, Inc.	369,751	33,144,480

		80,325,575
Software — 3.8%
Activision Blizzard, Inc.	310,014	19,999,003
Adobe Systems, Inc. (a)	203,841	30,409,000
Microsoft Corp.	370,664	27,610,761
Oracle Corp.	123,279	5,960,540
Verint Systems, Inc. (a)	32,622	1,365,231
VMware, Inc., Class A (a)	14,272	1,558,360

		86,902,895
Specialty Retail — 2.4%
Aaron’s, Inc.	256,330	11,183,678
Best Buy Co., Inc.	120,655	6,872,509
Home Depot, Inc.	103,367	16,906,707

Common Stocks	Shares	Value
Specialty Retail (continued)
Lowe’s Cos., Inc.	134,473	$10,749,772
TJX Cos., Inc.	126,096	9,297,058

		55,009,724
Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	404,129	62,284,361
HP Inc.	62,133	1,240,175
NCR Corp. (a)	372,935	13,992,521

		77,517,057
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	29,630	1,536,316
Skechers U.S.A., Inc., Class A (a)	109,257	2,741,258

		4,277,574
Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd. (a)	57,496	2,328,588
Tobacco — 1.2%
Altria Group, Inc.	420,653	26,677,813
Wireless Telecommunication Services — 1.3%
Sprint Corp. (a)	125,853	979,136
Telephone & Data Systems, Inc.	155,745	4,343,728
T-Mobile U.S., Inc. (a)	398,042	24,543,270

		29,866,134
Total Long-Term Investments (Cost — $1,946,579,208) — 99.0%		2,239,347,688

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	20,828,948	20,828,948
Total Short-Term Securities (Cost — $20,828,948) — 0.9%		20,828,948
Total Investments (Cost — $1,967,408,156) — 99.9%		2,260,176,636
Other Assets Less Liabilities — 0.1%		2,366,219

Net Assets — 100.0%		$2,262,542,855

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Annualized 7-day yield as of period end.

(c)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	73,479,703	(52,650,755)	20,828,948	$20,828,948	$239,343		$350	—
SL Liquidity Series, LLC, Money Market Series	5,154,808	(5,154,808)	—	—	$71,341	[2]	757	—
Total				$20,828,948	$310,684		$1,107	—

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
E-Mini S&P 500 Index	188	December 2017	$23,651	$360,752

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Statement of Assets and Liabilities Location		Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	[1]	—	—	$360,752	—	—	—	$360,752

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statement of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$1,588,769	—	—	—	$1,588,769
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$360,752	—	—	—	$360,752

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,086,130

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	41

Schedule of Investments (concluded)	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,239,347,688	—	—	$2,239,347,688
Short-Term Securities	20,828,948	—	—	20,828,948

Total	$2,260,176,636	—	—	$2,260,176,636

Derivative Financial Instruments[2]
Assets:
Equity contracts	$360,752	—	—	$360,752

Total	$360,752	—	—	$360,752

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	Master Advantage Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
Boeing Co.	23,448	$5,960,716
Raytheon Co.	57,300	10,691,034

		16,651,750
Auto Components — 0.8%
BorgWarner, Inc.	115,201	5,901,747
Tenneco, Inc.	17,566	1,065,729

		6,967,476
Banks — 11.7%
Bank of America Corp.	851,833	21,585,448
Citigroup, Inc.	194,381	14,139,274
Citizens Financial Group, Inc.	292,328	11,070,461
First Horizon National Corp.	362,217	6,936,456
First Republic Bank	4,539	474,144
JPMorgan Chase & Co.	155,598	14,861,165
KeyCorp	37,653	708,629
SunTrust Banks, Inc.	187,180	11,187,749
Synovus Financial Corp.	187,954	8,657,161
U.S. Bancorp	65,099	3,488,655
Wells Fargo & Co.	145,207	8,008,166

		101,117,308
Beverages — 1.0%
Coca-Cola European Partners PLC	63,178	2,629,468
Dr. Pepper Snapple Group, Inc.	71,137	6,293,490

		8,922,958
Biotechnology — 2.8%
Amgen, Inc.	41,580	7,752,591
Celgene Corp. (a)	40,461	5,900,023
Gilead Sciences, Inc.	133,993	10,856,113

		24,508,727
Building Products — 0.8%
Masco Corp.	173,488	6,767,767
Capital Markets — 4.2%
BGC Partners, Inc., Class A	7,772	112,461
CME Group, Inc.	29,374	3,985,464
Evercore, Inc., Class A	51,089	4,099,892
Intercontinental Exchange, Inc.	119,450	8,206,215
Morningstar, Inc.	10,738	912,623
S&P Global, Inc.	60,713	9,490,049
SEI Investments Co.	153,265	9,358,361

		36,165,065
Chemicals — 1.5%
Air Products & Chemicals, Inc.	11,234	1,698,805
Cabot Corp.	50,577	2,822,197
Eastman Chemical Co.	94,099	8,515,019

		13,036,021
Commercial Services & Supplies — 0.1%
Brink’s Co.	2,383	200,768
LSC Communications, Inc.	24,491	404,346

		605,114
Communications Equipment — 0.8%
Cisco Systems, Inc.	122,981	4,135,851
InterDigital, Inc.	28,948	2,134,915
Juniper Networks, Inc.	31,439	874,947

		7,145,713

Common Stocks	Shares	Value
Consumer Finance — 0.7%
Discover Financial Services	74,907	$4,830,003
Synchrony Financial	29,433	913,895

		5,743,898
Containers & Packaging — 0.3%
Owens-Illinois, Inc. (a)	5,511	138,657
WestRock Co.	39,537	2,242,934

		2,381,591
Diversified Consumer Services — 0.3%
H&R Block, Inc.	90,575	2,398,426
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	98,976	18,144,280
Diversified Telecommunication Services — 1.7%
AT&T Inc.	196,258	7,687,426
Level 3 Communications, Inc. (a)	20,909	1,114,241
Verizon Communications, Inc.	111,595	5,522,837

		14,324,504
Electric Utilities — 3.9%
Duke Energy Corp.	109,798	9,214,248
Portland General Electric Co.	191,917	8,759,092
Westar Energy, Inc.	186,578	9,254,269
Xcel Energy, Inc.	136,126	6,441,482

		33,669,091
Electrical Equipment — 1.9%
Hubbell, Inc.	82,847	9,611,909
Rockwell Automation, Inc.	40,889	7,286,829

		16,898,738
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	66,098	4,362,468
Dolby Laboratories, Inc., Class A	12,890	741,433
TE Connectivity, Ltd.	11,266	935,754
Zebra Technologies Corp., Class A (a)	28,980	3,146,648

		9,186,303
Energy Equipment & Services — 0.4%
Baker Hughes a GE Co.	66,557	2,437,317
Halliburton Co.	13,752	633,005

		3,070,322
Equity Real Estate Investment Trusts (REITs) — 5.0%
Brixmor Property Group, Inc.	219,657	4,129,552
Gaming and Leisure Properties, Inc.	96,718	3,567,927
Host Hotels & Resorts, Inc.	95,029	1,757,086
Outfront Media, Inc.	275,790	6,944,392
Prologis, Inc.	106,099	6,733,043
Simon Property Group, Inc.	52,152	8,396,994
Ventas, Inc.	152,338	9,921,774
Weingarten Realty Investors	66,966	2,125,501

		43,576,269
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	38,255	6,284,914
CVS Health Corp.	60,536	4,922,788
Kroger Co.	1,929	38,696

		11,246,398
Food Products — 3.0%
Archer-Daniels-Midland Co.	257,333	10,939,226

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	43

Schedule of Investments (continued)	Master Advantage Large Cap Value Portfolio

Common Stocks	Shares	Value
Food Products (continued)
Bunge, Ltd.	92,994	$6,459,363
Hershey Co.	25,576	2,792,132
Ingredion, Inc.	20,979	2,530,907
Pilgrim’s Pride Corp. (a)	5,768	163,869
Tyson Foods, Inc., Class A	41,572	2,928,747

		25,814,244
Health Care Equipment & Supplies — 2.5%
Baxter International, Inc.	181,119	11,365,217
Edwards Lifesciences Corp. (a)	25,000	2,732,750
IDEXX Laboratories, Inc. (a)	49,286	7,663,480

		21,761,447
Health Care Providers & Services — 3.4%
Aetna, Inc.	12,727	2,023,720
AmerisourceBergen Corp.	19,231	1,591,365
Express Scripts Holding Co. (a)	29,514	1,868,826
Humana, Inc.	40,065	9,761,036
McKesson Corp.	58,872	9,043,328
UnitedHealth Group, Inc.	24,787	4,854,534

		29,142,809
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A (a)	39,067	2,203,769
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	48,557	3,135,325
Extended Stay America, Inc.	26,548	530,960
International Game Technology PLC	49,293	1,210,143
McDonald’s Corp.	57,283	8,975,100

		13,851,528
Household Products — 0.7%
Procter & Gamble Co.	69,007	6,278,257
Industrial Conglomerates — 0.9%
3M Co.	22,999	4,827,491
General Electric Co.	123,887	2,995,588

		7,823,079
Insurance — 6.4%
Allstate Corp.	3,111	285,932
Aon PLC	3,164	462,260
First American Financial Corp.	54,430	2,719,867
The Hanover Insurance Group, Inc.	13,291	1,288,297
Hartford Financial Services Group, Inc.	61,798	3,425,463
Lincoln National Corp.	144,201	10,595,889
Marsh & McLennan Cos., Inc.	111,010	9,303,748
Principal Financial Group, Inc.	59,706	3,841,484
Prudential Financial, Inc.	91,793	9,759,432
Reinsurance Group of America, Inc.	4,161	580,584
Travelers Cos., Inc.	29,593	3,625,734
Unum Group	78,072	3,991,821
Validus Holdings Ltd.	120,164	5,913,270

		55,793,781
IT Services — 2.3%
Accenture PLC, Class A	15,074	2,036,045
Booz Allen Hamilton Holding Corp.	24,325	909,512
Broadridge Financial Solutions, Inc.	41,345	3,341,503
Euronet Worldwide, Inc. (a)	1,373	130,147
International Business Machines Corp.	50,174	7,279,244
Mastercard, Inc., Class A	45,630	6,442,956

		20,139,407

Common Stocks	Shares	Value
Leisure Products — 1.1%
Hasbro, Inc.	97,979	$9,569,609
Machinery — 3.3%
Colfax Corp. (a)	5,576	232,185
Illinois Tool Works, Inc.	49,459	7,317,954
Ingersoll-Rand PLC	112,917	10,068,809
PACCAR, Inc.	154,969	11,210,457

		28,829,405
Media — 1.2%
Comcast Corp., Class A	26,366	1,014,564
Interpublic Group of Cos., Inc.	45,406	943,991
Scripps Networks Interactive, Inc., Class A	2,733	234,737
Time Warner, Inc.	54,731	5,607,191
Viacom, Inc., Class B	83,557	2,326,227

		10,126,710
Metals & Mining — 1.3%
Newmont Mining Corp.	290,376	10,892,004
Multiline Retail — 1.2%
Target Corp.	177,021	10,446,009
Multi-Utilities — 2.2%
CMS Energy Corp.	206,557	9,567,720
Vectren Corp.	143,214	9,419,185

		18,986,905
Oil, Gas & Consumable Fuels — 9.9%
Anadarko Petroleum Corp.	227,118	11,094,714
Chevron Corp.	75,313	8,849,278
ConocoPhillips	273,482	13,687,774
Devon Energy Corp.	150,504	5,525,002
Exxon Mobil Corp.	281,571	23,083,191
Marathon Petroleum Corp.	29,538	1,656,491
Phillips 66	52,766	4,833,893
Suncor Energy, Inc.	99,853	3,497,851
Valero Energy Corp.	146,785	11,292,170
Williams Cos., Inc.	79,437	2,383,904

		85,904,268
Personal Products — 0.9%
Estee Lauder Cos., Inc., Class A	68,936	7,434,058
Pharmaceuticals — 5.3%
Bristol-Myers Squibb Co.	29,436	1,876,251
Catalent, Inc. (a)	142,815	5,701,175
Johnson & Johnson	94,347	12,266,053
Merck & Co., Inc.	277,539	17,770,822
Pfizer, Inc.	155,894	5,565,416
Prestige Brands Holdings, Inc. (a)	15,965	799,687
Zoetis, Inc.	26,182	1,669,364

		45,648,768
Professional Services — 0.0%
ManpowerGroup, Inc.	969	114,168
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	7,685	949,098
Semiconductors & Semiconductor Equipment — 2.9%
Intel Corp.	421,935	16,067,285
Texas Instruments, Inc.	104,858	9,399,471

		25,466,756
Software — 0.4%
Adobe Systems, Inc. (a)	7,411	1,105,573

See Notes to Financial Statements.

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Master Advantage Large Cap Value Portfolio

Common Stocks	Shares	Value
Software (continued)
Oracle Corp.	43,432	$2,099,937

		3,205,510
Specialty Retail — 1.0%
Aaron’s, Inc.	82,781	3,611,735
Best Buy Co., Inc.	31,481	1,793,158
Lowe’s Cos., Inc.	29,154	2,330,571
Penske Automotive Group, Inc.	6,085	289,463
TJX Cos., Inc.	10,186	751,014

		8,775,941
Technology Hardware, Storage & Peripherals — 0.5%
HP Inc.	5,266	105,109
NCR Corp. (a)	109,280	4,100,186

		4,205,295
Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd. (a)	38,918	1,576,179
Tobacco — 1.2%
Altria Group, Inc.	139,225	8,829,650
Philip Morris International, Inc.	16,499	1,831,554

		10,661,204

Common Stocks	Shares	Value
Wireless Telecommunication Services — 1.0%
Telephone & Data Systems, Inc.	116,771	$3,256,743
T-Mobile U.S., Inc. (a)	85,029	5,242,888

		8,499,631
Total Long-Term Investments (Cost — $788,219,868) — 99.0%		856,627,558

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	8,148,623	8,148,623
Total Short-Term Securities (Cost — $8,148,623) — 0.9%		8,148,623
Total Investments (Cost — $796,368,491) — 99.9%		864,776,181
Other Assets Less Liabilities — 0.1%		542,645

Net Assets — 100.0%		$865,318,826

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Annualized 7-day yield as of period end.

(c)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,807,791	(4,659,168)	8,148,623	$8,148,623	$124,039		$119	—
SL Liquidity Series, LLC, Money Market Series	1,861,398	(1,861,398)	—	—	$35,765	[2]	276	—
Total				$8,148,623	$159,804		$395	—

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
E-Mini S&P 500 Index	71	December 2017	$8,932	$131,492

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	45

Schedule of Investments (concluded)	Master Advantage Large Cap Value Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$131,492	—	—	—	$131,492

1	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$691,562	—	—	—	$691,562
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$131,492	—	—	—	$131,492

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long							$7,838,088

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$856,627,558	—	—	$856,627,558
Short-Term Securities	8,148,623	—	—	8,148,623

Total	$864,776,181	—	—	$864,776,181

Derivative Financial Instruments[2]
Assets:
Equity contracts	$131,492	—	—	$131,492

Total	$131,492	—	—	$131,492

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Statements of Assets and Liabilities	Master Large Cap Series LLC

September 30, 2017	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Assets
Investments at value — unaffiliated[1]	$2,239,347,688	$856,627,558
Investments at value — affiliated[2]	20,828,948	8,148,623
Cash	942	942
Cash pledged for futures contracts	823,000	314,006
Receivables:
Investments sold	29,035,619	11,180,275
Securities lending income — affiliated.	6,478	2,363
Contributions from investors	985,112	853,073
Dividends — affiliated	14,308	5,887
Dividends — unaffiliated	1,533,741	722,133
Variation margin on futures contracts	73,049	27,850
Prepaid expenses	982	368

Total assets.	2,292,649,867	877,883,078

Liabilities
Payables:
Investments purchased	27,067,297	10,705,362
Directors’ fees	12,568	5,810
Investment advisory fees	794,550	341,821
Other accrued expenses	116,028	74,440
Other affiliates	11,288	4,210
Withdrawals to investors.	2,105,281	1,432,609

Total liabilities	30,107,012	12,564,252

Net Assets	$2,262,542,855	$865,318,826

Net Assets Consist of
Investors’ capital.	$1,969,413,623	$796,779,644
Net unrealized appreciation (depreciation)	293,129,232	68,539,182

Net Assets	$2,262,542,855	$865,318,826

[1] Investments at cost — unaffiliated	$1,946,579,208	$788,219,868
[2] Investments at cost — affiliated	$20,828,948	$8,148,623

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	47

Statements of Operations	Master Large Cap Series LLC

Year Ended September 30, 2017	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Investment Income
Dividends — affiliated	$239,343	$124,039
Dividends — unaffiliated	40,260,364	18,116,184
Securities lending income — affiliated — net	71,341	35,765
Foreign taxes withheld	(344,313)	(156,349)

Total investment income	40,226,735	18,119,639

Expenses
Investment advisory.	10,208,793	4,215,692
Accounting services	378,451	175,959
Directors	54,372	25,727
Custodian	74,880	31,897
Professional	72,312	56,586
Printing.	2,053	2,771
Miscellaneous	38,606	25,958

Total expenses	10,829,467	4,534,590
Less fees waived by the Manager	(32,030)	(15,256)

Total expenses after fees waived.	10,797,437	4,519,334

Net investment income.	29,429,298	13,600,305

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investment companies	350	119
Futures contracts	1,588,769	691,562
Investments — affiliated	757	276
Investments — unaffiliated	620,329,761	244,026,426
Litigation proceeds	1,229,325	1,723,363

	623,148,962	246,441,746

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(174,546,911)	(92,430,361)
Futures contracts	360,752	131,492

	(174,186,159)	(92,298,869)

Total realized and unrealized gain.	448,962,803	154,142,877

Net Increase in Net Assets Resulting from Operations	$478,392,101	$167,743,182

See Notes to Financial Statements.

48	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Advantage Large Cap Core Portfolio		Master Advantage Large Cap Value Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016
Operations
Net investment income.	$29,429,298	$27,236,092	$13,600,305	$12,691,525
Net realized gain.	623,148,962	103,719,289	246,441,746	53,852,614
Net change in unrealized appreciation (depreciation)	(174,186,159)	86,807,504	(92,298,869)	14,707,040

Net increase (decrease) in net assets resulting from operations	478,392,101	217,762,885	167,743,182	81,251,179

Capital Transactions
Proceeds from contributions	250,483,883	202,368,749	160,972,728	144,600,084
Value of withdrawals	(599,037,768)	(440,758,156)	(265,360,474)	(260,953,241)

Net decrease in net assets derived from capital transactions	(348,553,885)	(238,389,407)	(104,387,746)	(116,353,157)

Net Assets
Total increase (decrease) in net assets	129,838,216	(20,626,522)	63,355,436	(35,101,978)
Beginning of year	2,132,704,639	2,153,331,161	801,963,390	837,065,368

End of year	$2,262,542,855	$2,132,704,639	$865,318,826	$801,963,390

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	49

Financial Highlights	Master Large Cap Series LLC

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2017	2016	2015	2014	2013
Total Return
Total return	24.06%[1]	10.34%[1]	(0.89)%	19.44%	20.39%

Ratios to Average Net Assets
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.49%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.33%	1.25%	1.09%	1.08%	1.29%

Supplemental Data
Net assets, end of year (000)	$2,262,543	$2,132,705	$2,153,331	$2,335,503	$2,308,896

Portfolio turnover rate	130%	39%	41%	40%	50%

1	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

	Master Advantage Large Cap Value Portfolio
	Year Ended September 30,
	2017	2016	2015	2014	2013
Total Return
Total return[1]	22.05%	10.68%	(1.63)%	18.35%	22.80%

Ratios to Average Net Assets
Total expenses	0.53%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived	0.53%	0.54%	0.54%	0.54%	0.54%

Net investment income	1.60%	1.51%	1.33%	1.37%	1.58%

Supplemental Data
Net assets, end of year (000)	$865,319	$801,963	$837,065	$966,351	$955,547

Portfolio turnover rate	137%	40%	30%	32%	40%

[1]

Includes payment received from a settlement of litigation, which impacted the Master Portfolio’s total return. Excluding the payment from a settlement of litigation, the Portfolio’s total return is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total return	21.92%	10.58%	—	—	—

See Notes to Financial Statements.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements	Master Large Cap Series LLC

1. Organization:

Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Effective June 12, 2017, Master Large Cap Core Portfolio and Master Large Cap Value Portfolio changed their names to Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio, respectively. In addition, the Portfolio’s changed their investment strategies.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, a Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Each Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Master LLC (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	51

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolios value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Large Cap Series LLC

loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value–unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	53

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Investment Advisory: The Master LLC, on behalf of the Portfolios, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio.

For such services, each Portfolio pays the Manager a monthly fee at an annual rate equal to of the average daily value of each Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
First $1 Billion	0.45%	0.49%
$1 Billion - $3 Billion	0.42%	0.46%
$3 Billion - $5 Billion	0.41%	0.44%
$5 Billion - $10 Billion	0.39%	0.43%
Greater than $10 Billion	0.38%	0.42%

Prior to June 12, 2017, each Portfolio paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Portfolio’s net assets:

Master Advantage Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $5 Billion	0.45%
Greater than $5 Billion	0.40%

Master Advantage Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $3 Billion	0.50%
Greater than $3 Billion	0.45%

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the independent directors who are not “interested persons” of the Portfolio, as defined in the 1940 Act (“Independent Directors”). For the year ended September 30, 2017, there were no fees waived by the Manager.

For the year ended September 30, 2017, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Advantage Large Cap Core Portfolio	$23,168
Master Advantage Large Cap Value Portfolio	$8,547

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Portfolio is shown as securities lending income – affiliated – net in the Statements of Operations. For the year ended September 30, 2017, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Advantage Large Cap Core Portfolio	$17,835
Master Advantage Large Cap Value Portfolio	$8,941

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Portfolios did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Master Advantage Large Cap Core Portfolio	$81,757,501	$205,083,375	$52,397,930
Master Advantage Large Cap Value Portfolio	$57,063,987	$95,072,284	$27,778,061

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Purchases	$2,826,243,676	$1,133,446,331
Sales	$3,095,874,297	$1,218,854,412

The Portfolios received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Portfolios. This amount is shown as litigation proceeds in the Statement of Operations.

8. Income Tax Information:

Each Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	55

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Management has analyzed tax laws and regulations and their application to the Portfolios as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolios’ financial statements.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Master Advantage Large Cap Core Portfolio	Master Advantage Large Cap Value Portfolio
Tax cost	$1,973,129,533	$797,547,850

Gross unrealized appreciation	$305,368,945	$77,322,182
Gross unrealized depreciation	(18,321,842)	(10,093,851)

Net unrealized appreciation	$287,047,103	$67,228,331

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Portfolios did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

Concentration Risk: As of period end, the Master Advantage Large Cap Value Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	57

Report of Independent Registered Public Accounting Firm	Master Large Cap Series LLC

To the Board of Directors and Investors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Series LLC (the “Master LLC”), comprised of Master Advantage Large Cap Core Portfolio (formerly Master Large Cap Core Portfolio) and Master Advantage Large Cap Value Portfolio (formerly Master Large Cap Value Portfolio) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2017

58	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Advantage Large Cap Core Portfolio and Master Advantage Large Cap Value Portfolio (each a “Master Portfolio,” and together, the “Master Portfolios”), each a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. Each of BlackRock Advantage Large Cap Core Fund, BlackRock Advantage Large Cap Value Fund and BlackRock Advantage Large Cap Value Retirement Fund (each, a “Fund,” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolios. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds and the interest holders of the Master Portfolios are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Funds for services; (c) each Master Portfolio’s and/or Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master LLC’s and the Corporation’s adherence to its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of each Master Portfolio and Fund, as applicable, as compared with a peer

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	59

Disclosure of Investment Advisory Agreement (continued)

group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to each Master Portfolio for a one-year term ending June 30, 2018. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio and each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Fund. BlackRock and its affiliates provide the Master Portfolios and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Funds. In particular, BlackRock and its affiliates provide the Master Portfolios and the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Portfolios and the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

60	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Master Portfolios, the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Fund, as applicable. The Board noted that each Fund’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of each Master Portfolio to discuss, the performance of the Master Portfolio and corresponding Fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each of the Funds.

The Board noted that for the one-, three- and five-year periods reported, BlackRock Advantage Large Cap Value Retirement Fund ranked in the third, first and second quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the one-year period. The Board noted that effective June 12, 2017, Master Advantage Large Cap Value Portfolio/BlackRock Advantage Large Cap Value Retirement Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Value Retirement Portfolio to BlackRock Advantage Large Cap Value Retirement Fund.

The Board noted that for the one-, three- and five-year periods reported, BlackRock Advantage Large Cap Value Fund ranked in the third, second and third quartiles, respectively, against its Morningstar Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, poor stock selection in consumer discretionary and healthcare coupled with an overweight position in banks and underweight position in bond proxies were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BlackRock Advantage Large Cap Value Portfolio’s/BlackRock Advantage Large Cap Value Fund’s investment performance. Discussions covered topics, for the Master Portfolio and Fund, as applicable, such as: investment risks undertaken; performance attribution; investment personnel; and the resources appropriate to support the investment processes. The Board noted that effective June 12, 2017, the Master Portfolio/Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Value Fund to BlackRock Advantage Large Cap Value Fund.

The Board noted that for each of the one-, three- and five-year periods reported, BlackRock Advantage Large Cap Core Fund ranked in the third quartile, against its Morningstar Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during these periods. The Board was informed that, among other things, poor stock selection in consumer discretionary and healthcare coupled with an overweight position in banks and underweight position in bond proxies were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving Master Advantage Large Cap Core Portfolio’s/BlackRock Advantage Large Cap Core Fund’s investment performance. Discussions covered topics, for the Master Portfolio and Fund, as applicable, such as: investment risks undertaken; performance attribution; investment personnel; and the resources appropriate to support the investment processes. The Board noted that effective June 12, 2017, the Master Portfolio/Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core Fund to BlackRock Advantage Large Cap Core Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Funds: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/ Fund’s contractual management fee rate compared with the other funds in the Fund’s Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as each Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	61

Disclosure of Investment Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Funds. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolios and the Funds, to each Master Portfolio or Fund, as pertinent. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the contractual management fee rate of Master Advantage Large Cap Value Portfolio/BlackRock Advantage Large Cap Value Retirement Fund ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets. In addition, the Board noted that, in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a lower contractual expense cap on the Fund. The contractual expense cap reduction was implemented on June 12, 2017. Also in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that under the new contractual breakpoint schedule and new contractual expense cap, the Master Portfolio’s/Fund’s contractual management fee rate is expected to rank in the first quartile, and the estimated actual management fee rate and the Fund’s estimated total expense ratio are expected to rank in the second and first quartiles, respectively.

The Board noted that the contractual management fee rate of Master Advantage Large Cap Value Portfolio/BlackRock Advantage Large Cap Value Fund ranked in the second quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. In addition, the Board noted that, in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The contractual expense cap was implemented on June 12, 2017. Also in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that under the new contractual breakpoint schedule and new contractual expense cap, the Master Portfolio’s/Fund’s contractual management fee rate is expected to rank in the second quartile, and the estimated actual management fee rate and the Fund’s estimated total expense ratio are each expected to rank in the first quartile.

The Board noted that the contractual management fee rate of Master Advantage Large Cap Core Portfolio/BlackRock Advantage Large Cap Core Fund ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (concluded)

class-by-class basis, as applicable. In addition, the Board noted that, in connection with the changes to the Master Portfolio’s/Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on the Fund on a class-by-class basis. The contractual expense cap institution/reduction was implemented on June 12, 2017. Also in conjunction with the changes to the Master Portfolio’s/Fund’s investment strategy, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that under the contractual breakpoint schedule and new contractual expense cap, the Master Portfolio’s/Fund’s contractual management fee rate is expected to rank in the third quartile, and the estimated actual management fee rate and the Fund’s estimated total expense ratio are each expected to rank in the first quartile.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Funds to more fully participate in these economies of scale. The Board considered each Master Portfolio’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC, with respect to each Master Portfolio, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	63

Director and Officer Information

Independent Directors(a)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Rodney D. Johnson 1941	Chair of the Board and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Director and Officer Information (continued)

Interested Directors(d)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Barbara G. Novick 1960	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a)  The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)  Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	65

Director and Officer Information (concluded)

Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)  The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)  Officers of the Corporation serve at the pleasure of the Board.

     Further information about the Corporation’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

66	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’/Portfolios’ Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017	67

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/17-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$8,160	$7,510	$0	$0	$14,007	$13,107	$0	$0
BlackRock Advantage Large Cap Value Fund	$8,160	$7,510	$0	$0	$14,007	$13,107	$0	$0
BlackRock Advantage Large Cap Value Retirement Fund	$8,160	$7,510	$0	$0	$13,107	$13,107	$0	$0
Master Advantage Large Cap Core Portfolio	$36,202	$37,422	$0	$0	$13,815	$13,515	$0	$0
Master Advantage Large Cap Value Portfolio	$33,142	$34,362	$0	$0	$13,515	$13,515	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is

2

primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$14,007	$13,107
BlackRock Advantage Large Cap Value Fund	$14,007	$13,107
BlackRock Advantage Large Cap Value Retirement Portfolio	$13,107	$13,107
Master Advantage Large Cap Core Portfolio	$13,815	$13,515
Master Advantage Large Cap Value Fund	$13,515	$13,515

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

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(b) –   There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 5, 2017

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